Exhibit 99

                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, Mair Faibish, Chief Executive Officer of Synergy Brands, Inc. ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1. The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 ("the Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

Dated:   August 14, 2002

                                             /s/ Mair Faibish
                                             --------------------
                                                 Mair Faibish
                                                 Chief Executive Officer

                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, Mitchell Gerstein, Chief Financial Officer of Synergy Brands, Inc. ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1. The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 ("the Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

Dated:   August 14, 2002


                                             /s/ Mitchell Gerstein
                                             ----------------------
                                                 Mitchell Gerstein
                                                 Chief Financial Officer

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